UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported)          December 1, 2004

CORAM HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11343	33-0615337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 900, Denver, Colorado	80202

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (303) 292-4973

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction Section A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Report Section 3 — Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As more fully disclosed in Item 8.01 below, the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization, as modified and supplemented (hereinafter referred to as the “Confirmed Plan of Reorganization”), of Arlin M. Adams, the Chapter 11 Trustee (the “Chapter 11 Trustee”) for the bankruptcy estates of Coram Healthcare Corporation (“CHC”) and CHC’s first-tier wholly-owned subsidiary, Coram, Inc. (“CI”) (CHC and CI are hereinafter collectively referred to as the “Debtors”) became effective on December 1, 2004 (the “Effective Date”). On December 2, 2004, the Chapter 11 Trustee issued a press release announcing the effectiveness of the Confirmed Plan of Reorganization. The press release is attached to this report as Exhibit 99.1. As a result, among other things, (i) CHC filed a Certificate of Dissolution with the Secretary of State of the State of Delaware on the Effective Date, (ii) all outstanding common stock of CHC is deemed cancelled and extinguished as of the Effective Date with each holder thereof being entitled to receive a distribution equal to its pro rata share of any Plan Funding Cash Balance (as such term is defined in section 1.46 of the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization) and (iii) reorganized CI has emerged from bankruptcy with the CI noteholders entitled to receive 100% of the equity interests in reorganized CI in exchange for (A) cancellation of their previously held CI preferred stock and outstanding unsecured indebtedness and (B) a $56.0 million contribution to reorganized CI and the estate of CHC in the form of cash and the assumption of financial responsibility for a settlement agreement with the Internal Revenue Service.

On December 1, 2004, the Chapter 11 Trustee sent notice to the Over the Counter Bulletin Board (the “OCBB”) maintained by the National Association of Securities Dealers, Inc. stating that, pursuant to the Confirmed Plan of Reorganization, all outstanding shares of CHC common stock are deemed cancelled and extinguished as of the Effective Date and that such shares should be delisted from any further trading on the OCBB.

Item 3.03 Material Modification to Rights of Security Holders.

As a result of the effectiveness of the Confirmed Plan of Reorganization, all outstanding common stock of CHC is deemed cancelled and extinguished as of the Effective Date, with each holder of CHC common stock being entitled to receive a pro rata portion of any Plan Funding Cash Balance. The Confirmed Plan of Reorganization also provides that each holder of CHC common stock shall surrender such instrument to a disbursing agent as a condition to receipt of any such distribution under the Confirmed Plan of Reorganization. No distribution under the Confirmed Plan of Reorganization shall be made to or on behalf of any holder of CHC common stock unless and until such instrument is received or the unavailability of such instrument is reasonably established to the satisfaction of the disbursing agent. Any holder of CHC common stock that (i) fails to surrender or cause to be surrendered such instrument or (ii) fails to execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to such disbursing agent and furnish a bond in form, substance and amount reasonably satisfactory to the disbursing agent, in each case within one year after the Effective Date, shall be deemed to have forfeited forever all rights, claims and interests in respect of such distribution and shall not thereafter have any right to participate in any distribution under the Confirmed Plan of Reorganization.

Report Section 8—Other Events

Item 8.01 Other Events.

As previously disclosed by CHC, on October 27, 2004, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) granted the Chapter 11 Trustee’s request for confirmation of the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization, as modified and supplemented, by an order effective on November 1, 2004 (the “Confirmation Order”).

On November 1, 2004, the Official Committee of Equity Security Holders of Coram Healthcare Corporation (the “Equity Committee”) filed a notice of appeal in the Bankruptcy Court relative to the aforementioned Confirmation Order. On such date, the Equity Committee also filed in the Bankruptcy Court (i) its Emergency Motion to Stay of Confirmation Order Pending Appeal (the “Stay Motion”) and (ii) a motion requesting entry of an order shortening the notice period for, and scheduling a hearing on, the Stay Motion. On November 8, 2004, the Bankruptcy Court denied the requests of the Equity Committee that were the subject of the Stay Motion. On November 15, 2004 the Equity Committee filed its Emergency Motion for Stay of Confirmation Order Pending Appeal (the “Emergency Stay Motion”) in the United States District Court for the District of Delaware (the “District Court”). On such date, the District Court (i) granted the Emergency Stay Motion, in part, and (ii) stayed the Bankruptcy Court’s Confirmation Order pending the District Court’s consideration of written responses to the Emergency Stay Motion and replies thereto. Oral arguments were heard on November 23, 2004 and on November 30, 2004 the District Court denied the Equity Committee’s Emergency Stay Motion and a request for a stay pending further proceedings in the United States Court of Appeals for the Third Circuit (the “Circuit Court”). On November 30, 2004, the Equity Committee filed an Emergency Motion for Stay of the Confirmation Order Pending Appeal and an Emergency Petition for a Writ of Mandamus in the United States Court of Appeals for the Third Circuit. The Chapter 11 Trustee and each of the CI noteholders filed opposition papers. On December 2, 2004, the Circuit Court denied the Equity Committee’s Emergency Motion for Stay of the Confirmation Order Pending Appeal and its Emergency Petition for a Writ of Mandamus. The Equity Committee’s appeals to the District Court, however, remain outstanding and no assurance can be given as to the outcomes thereof.

The Confirmed Plan of Reorganization became effective on December 1, 2004. The following summary of the Confirmed Plan of Reorganization provides only general information with respect to the actions which have been and will be taken pursuant to such Confirmed Plan of Reorganization. Readers should refer to the Confirmed Plan of Reorganization, a copy of which was filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference as an exhibit to this Current Report on Form 8-K, for a complete description thereof. Among other things, the Confirmed Plan of Reorganization provides for:

1)	an agreement with the CI noteholders whereby such noteholders will receive 100% of the common and preferred equity interests in reorganized CI in exchange for (i) cancellation of their CI preferred stock and their outstanding unsecured indebtedness under the Securities Exchange Agreement (i.e., the Series B Senior Subordinated Unsecured Convertible Notes) and (ii) a $56 million contribution to the Debtors in the form of cash and the assumption of financial responsibility for a settlement agreement with the Internal Revenue Service that was approved by the Bankruptcy Court on October 31, 2003.

2)	unsecured creditor payments at 100% of their allowed pre-petition claims, plus post-petition interest, under certain circumstances from net proceeds of certain claims, at the federal judgment rate.

3)	consummation of the R-Net Settlement Agreement, as such arrangement is described in Note 11 to CHC’s condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the period ended September 30, 2004. Among other things, the R-Net Settlement Agreement provides for the Debtors’ payment of $7.95 million plus post—petition interest, under certain circumstances, at the federal judgment rate.

4)	cancellation and extinguishment of all outstanding CHC common stock equity interests as of the Effective Date (there were approximately 49.6 million common shares issued and outstanding on December 1, 2004) in exchange for aggregate cash payments to such stockholders consisting of (i) an amount equal to the Plan Funding Cash Balance on the Effective Date of the Confirmed Plan of Reorganization after payment or allowance for all allowed administrative claims for pre-effective date fees and/or expenses, allowed priority tax claims (other than the deferred tax claims), all allowed priority non-tax claims, all allowed general unsecured claims (except the general unsecured claims of the Debtors’ noteholders) and $10 million, which represents reorganized CI’s retained cash for working capital purposes, and (ii) the net future proceeds, if any, from certain litigation against PricewaterhouseCoopers LLP, Daniel D. Crowley, Dynamic Healthcare Solutions, LLC and certain outside members of CHC’s Board of Directors. The amount of the Plan Funding Cash Balance, which will be available for payment to the CHC common stock equity interests, will not be known until after the Effective Date and after all claims disputes are resolved. Accordingly, no assurance can be given as to what the exact amount of such Plan Funding Cash Balance will be. Information concerning the pending litigation and the circumstances surrounding the proposed litigation can be found in Notes 4 and 11 to CHC’s condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the period ended September 30, 2004. The proceeds of such causes of action, if any, shall be distributed as follows: (a) first, to reorganized CI in an amount equal to the post-effective date administrative claims relating to the causes of action; (b) second, to the holders of allowed general unsecured claims on a pro rata basis in an amount equal to the interest accruing (at the statutory judgment rate set forth in Section 1961 of Title 28 of the United States Code) from the petition date through the Effective Date on account of such allowed general unsecured claims until such interest has been paid in full; and (c) third, on a pro rata basis to the holders of CHC common stock equity interests.

5)	extinguishment of the rights of the holders of stock options and warrants without consideration being paid to such holders.

6)	A Certificate of Dissolution of CHC was filed with the Secretary of State of the State of Delaware on the Effective Date.

7)	reorganized CI’s retention of $10 million of the Debtors’ cash on the Effective Date.

8)	releases that bind certain parties to the Confirmed Plan of Reorganization.

9)	administrative professional payments at 100% of their allowed amounts.

CHC has determined that following the effectiveness of the Confirmed Plan of Reorganization there are fewer than 300 holders of record, as defined pursuant to the rules and regulations of the SEC, of CHC common stock. As a result, after the filing of this report CHC intends to promptly file a Form 15 with the SEC to terminate, effective immediately upon such filing, the registration of its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended.

Note: Except for historical information, all other statements in this report are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. The actual results of the registrant may vary materially from these forward-looking statements due to important risk factors, including the registrant’s historical lack of profitability; uncertainties associated with the outcomes of certain pending legal matters, including the bankruptcy proceedings; the registrant’s leveraged financial structure; the registrant’s ability to comply with certain governmental regulations; the registrant’s need to obtain additional financing or equity; the registrant’s limited liquidity; the registrant’s dependence upon its relationships with third party payers and the prices paid by such third party payers for the registrant’s services; and certain other factors. Risk factors are described in greater detail in the registrant’s Annual Reports on Form 10-K, Form 10-Q Quarterly Reports and Current Reports on Form 8-K, which are on file with the SEC.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description of Document
2.1	Order Confirming The Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization, Dated October 27, 2004, and deemed entered as of November 1, 2004, Issued By The United States Bankruptcy Court For The District Of Delaware (Incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K filed with the SEC on November 2, 2004).

2.2	Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization, including Exhibit A—Amended And Restated Plan Funding And Settlement Agreement (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed with the SEC on April 23, 2004).

2.3	Certification of Counsel Regarding Modification of Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization In Accordance with Opinion and Order Dated October 5, 2004 and Modification of Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization attached thereto as Exhibit A (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed with the SEC on October 21, 2004).

2.4	Plan Supplement To The Chapter 11 Trustee’s Amended Joint Plan of Reorganization (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Form on Form 8-K filed on October 14, 2003).

99.1	Press release dated December 2, 2004 of the Chapter 11 Trustee, announcing the effectiveness of the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization on December 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAM HEALTHCARE CORPORATION
Date: December 2, 2004	By:	/s/ SCOTT R. DANITZ
	Name:	Scott R. Danitz
	Title:	Senior Vice President, Chief Financial Officer, Treasurer & Principal Accounting Officer

Exhibit
Number	Description of Document
2.1	Order Confirming The Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization, Dated October 27, 2004, and deemed entered as of November 1, 2004, Issued By The United States Bankruptcy Court For The District Of Delaware (Incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K filed with the SEC on November 2, 2004).

2.2	Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization, including Exhibit A-Amended And Restated Plan Funding And Settlement Agreement (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed with the SEC on April 23, 2004).

2.3	Certification of Counsel Regarding Modification of Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization In Accordance with Opinion and Order Dated October 5, 2004 and Modification of Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization attached thereto as Exhibit A (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed with the SEC on October 21, 2004).

2.4	Plan Supplement To The Chapter 11 Trustee’s Amended Joint Plan of Reorganization (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Form on Form 8-K filed on October 14, 2003).

99.1	Press release dated December 2, 2004 of the Chapter 11 Trustee, announcing the effectiveness of the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization on December 1, 2004.